UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2012

THOMPSON CREEK METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-33783	98-0583591
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

26 West Dry Creek Circle
Suite 810
Littleton, Colorado 80120

(Address of Principal Executive Offices)

(303) 761-8801

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 1.01   Entry into a Material Definitive Agreement.

tMEDS

On May 7, 2012, Thompson Creek Metals Company Inc. (the “Company”) entered into an underwriting agreement (the “tMEDS Underwriting Agreement”) with J.P. Morgan Securities LLC, as representative for the several underwriters named therein (collectively, the “tMEDS Underwriters”) providing for the offer and sale in a firm commitment offering of 8,800,000 tMEDS, sold by the Company for a stated amount of $25 ($24.25 per tMEDS, net of underwriting discounts) and an option to purchase up to 1,200,000 additional tMEDS to cover over-allotments (collectively, the “tMEDS”).

The Company has made certain customary representations, warranties and covenants in the tMEDS Underwriting Agreement concerning the Company and the Registration Statement related to the offering of the tMEDS, respectively. The Company also has agreed to indemnify the tMEDS Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

In connection with the component of the tMEDS that consists of amortizing notes (the “Amortizing Notes”), on May 11, 2012, the Company entered into an Indenture (the “Base Indenture”) between the Company and Wells Fargo Bank, National Association, as U.S. trustee (the “U.S. Trustee”) and entered into a third supplemental indenture (the “Third Supplemental Indenture” and, together with the Base Indenture, the “tMEDS Indenture”) to the Base Indenture by and among the Company, the U.S. Trustee and Valiant Trust Company, as Canadian trustee (the “Canadian Trustee”). Each Amortizing Note will have an initial principal amount of $4.075312.  The Amortizing Notes will pay holders equal quarterly installments of $0.406250 per Amortizing Note (except for the August 15, 2012 installment payment, which will be $0.424306 per Amortizing Note), consisting of a partial repayment of principal and interest at a rate per annum of 11.68%, which in the aggregate will be equivalent to a 6.50% cash payment per year with respect to each $25 stated amount of tMEDS, and will have a scheduled final installment payment date of May 15, 2015.

In connection with the component of the tMEDS offering that consists of purchase contracts (the “Purchase Contracts”), on May 11, 2012 the Company entered into a Purchase Contract Agreement (the “Purchase Contract Agreement”) with the U.S. Trustee, the Canadian Trustee and Wells Fargo Bank, National Association, in its capacity as purchase contract agent and attorney-in-fact for the Purchase Contracts. Each Purchase Contract has a mandatory settlement date of May 15, 2015, unless settled earlier at the option of the holder thereof, and will settle for between 4.5855 and 5.3879 shares of Thompson Creek common stock, subject to certain adjustments.

The foregoing description of the tMEDS Underwriting Agreement, the Base Indenture, the Third Supplemental Indenture and the Purchase Contract Agreement are each qualified in their entirety by reference to the tMEDS Underwriting Agreement, the Base Indenture, the Third Supplemental Indenture and the Purchase Contract Agreement, respectively, copies of which are filed as Exhibit 1.2, Exhibit 4.1, Exhibit 4.4 and Exhibit 4.5, respectively, to this Form 8-K and incorporated by reference herein.

Senior Notes due 2019

On May 8, 2012, the Company and the Guarantors (as defined below) entered into an underwriting agreement (the “Notes Underwriting Agreement”) with J.P. Morgan Securities LLC, as representative for the several underwriters named therein (collectively, the “Notes Underwriters”) providing for the offer and sale of $200,000,000 aggregate principal amount of the Company’s 12.5% Senior Notes due 2019 (the “2019 Notes”).

The Company has made certain customary representations, warranties and covenants in the Notes Underwriting Agreement concerning the Company and the Registration Statement related to the offering of the 2019 Notes, respectively. The Company also has agreed to indemnify the Notes Underwriters against certain liabilities, including liabilities under the Securities Act.

On May 11, 2012, the Company completed the sale of the 2019 Notes. The 2019 Notes are fully and unconditionally guaranteed by the following wholly-owned subsidiaries of the Company: Thompson Creek Metals Company USA, Thompson Creek Mining Co., Thompson Creek Mining Ltd., Langeloth Metallurgical Company LLC, Terrane Metals Corp., Berg General Partner Corp., Berg Metals Limited Partnership, Cyprus Thompson Creek Mining Company, Long Creek Mining Company, Blue Pearl Mining Inc., Thompson Creek Services ULC and Mt. Emmons Moly Company (collectively, the “Guarantors”).

The 2019 Notes are governed by the Base Indenture as supplemented by the first supplemental indenture thereto dated May 11, 2012 (the “First Supplemental Indenture”), by and among the Company, the Guarantors and the U.S. Trustee, as further supplemented by the second supplemental indenture thereto, dated May 11, 2012 (the “Second Supplemental Indenture” and, together with the Base Indenture and the First Supplemental Indenture, the “2019 Notes Indenture”), by and among the Company, the Guarantors, the U.S. Trustee and the Canadian Trustee. The 2019 Notes are not convertible into equity of the Company.

The 2019 Notes Indenture restricts the Company’s ability and the ability of the Company’s Restricted Subsidiaries (as defined in the 2019 Notes Indenture) to incur additional indebtedness, pay dividends or make other distributions or repurchase or redeem capital stock, prepay, redeem or repurchase certain debt, make loans and investments, sell assets, incur liens, enter into transactions with affiliates, enter into arrangements restricting the Company’s subsidiaries’ ability to pay dividends and consolidate, merge, or sell all or substantially all of the Company’s assets, in each case, subject to certain exceptions.

The 2019 Notes and related guarantees (the “Guarantees”) are senior unsecured obligations of the Company and the Guarantors, rank senior in right of payment to future subordinated indebtedness of the Company and the Guarantors and rank equally in right of payment with existing and future senior indebtedness of the Company and the Guarantors.

The 2019 Notes will bear interest at a rate of 12.5% per year from the date of original issuance or from the most recent interest payment date to which interest has been paid or provided for. Interest on the 2019 Notes will be payable on May 1 and November 1 of each year, commencing November 1, 2012, to the holders of record at the close of business on the April 15 and October 15 prior to each interest payment date.

The 2019 Notes are redeemable at the Company’s option at any time prior to May 1, 2016 at a price equal to 100% of the principal amount of the 2019 Notes, plus accrued and unpaid interest and a make-whole premium.  The Company may also redeem up to 35% of the original principal amount of the 2019 Notes at any time prior to May 1, 2015 with the proceeds of certain equity offerings at a redemption price of 112.5% of the principal amount of the 2019 Notes, together with accrued and unpaid interest to, but not including, the date of redemption. The Company may also redeem the 2019 Notes at any time on or after May 1, 2016 at the redemption prices specified in the Indenture together with accrued and unpaid interest to, but not including, the date of redemption. Finally, the Company may redeem the 2019 Notes at any time upon the occurrence of specified events relating to Canadian tax law, at a redemption price of 100% of the principal amount of the 2019 Notes plus accrued and unpaid interest to, but not including, the date of redemption.

Upon the occurrence of specified kinds of changes of control, noteholders will have the right to cause the Company to repurchase some or all of the 2019 Notes at 101% of their face amount plus accrued and unpaid interest to, but not including, the date of repurchase.

The foregoing description of the Notes Underwriting Agreement, the Base Indenture, the First Supplemental Indenture, and the Second Supplemental Indenture are each qualified in their entirety by reference to the Notes Underwriting Agreement, the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, respectively, copies of which are filed as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to this Form 8-K and incorporated by reference herein.

Amendment to Credit Agreement.

On May 11, 2012, the Company executed a fourth amendment to its senior secured revolving credit agreement dated December 10, 2010 (the “Credit Agreement”) with the lenders named therein and JPMorgan Chase Bank, N.A., as administrative agent for the lenders.  The amendment provides for certain changes to the negative covenants in the Credit Agreement to permit the issuance of the tMEDS and the 2019 Notes.  The amendment also suspends the consolidated leverage ratio and consolidated interest coverage ratio tests from the fiscal quarter ending June 30, 2012 through the fiscal quarter ending December 31, 2013, but will provide that the Company must satisfy (i) a consolidated secured leverage ratio test as of June 30, 2012 through December 31, 2013 by maintaining a ratio of consolidated secured total debt to consolidated EBITDA of 3.00 to 1.00 or less and (ii) a minimum liquidity test of $75,000,000 at the end of each fiscal quarter until the completion of the Mt. Milligan project.

A copy of the fourth amendment to the Credit Agreement is filed herewith as Exhibit 10.1 and incorporated into this Item 8.01 by reference herein.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
1.1

Underwriting Agreement dated May 8, 2012 between the Company and J.P. Morgan Securities LLC, as representative of the several underwriters named in the agreement, pertaining to the offer and sale of 2019 Notes.

1.2

Underwriting Agreement dated May 7, 2012 between the Company and J.P. Morgan Securities LLC, as representative of the several underwriters named in the agreement, pertaining to the offer and sale of tMEDS.

4.1	Indenture dated May 11, 2012 between the Company and Wells Fargo Bank, National Association, as trustee.
4.2	First Supplemental Indenture dated May 11, 2012 among the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee.
4.3	Second Supplemental Indenture dated May 11, 2012 among the Company, the Guarantors, Wells Fargo Bank, National Association, as U.S. Trustee, and Valiant Trust Company, as Canadian trustee.
4.4	Third Supplemental Indenture dated May 11, 2012 among the Company, Wells Fargo Bank, National Association, as U.S. trustee, and Valiant Trust Company, as Canadian trustee.
4.5

Purchase Contract Agreement dated May 11, 2012 among the Company, Wells Fargo Bank, as U.S. trustee, Valiant Trust Company, as Canadian trustee, and Wells Fargo Bank, National Association, as purchase contract agent and attorney-in-fact for the purchase contracts.

4.6	Form of Amortizing Note (included in Exhibit 4.4 hereof).
4.7	Form of Purchase Contract (included as Exhibit B in Exhibit 4.5 hereof).
4.8	Form of tMEDS (included as Exhibit A in Exhibit 4.5 hereof).

4.9	Form of Global 2019 Note (included in Exhibit 4.3 hereof).
5.1	Opinion of Gibson, Dunn & Crutcher LLP as to the validity of the tMEDS, the Amortizing Notes and the Purchase Contracts.
5.2	Opinion of Gibson, Dunn & Crutcher LLP as to the validity of the 2019 Notes.
5.3	Opinion of Brownstein Hyatt Farber Schreck, LLP as to certain matters under Nevada law, with respect to the 2019 Notes.
5.4	Opinion of Goodmans as to certain matters under the laws of British Columbia, Canada, with respect to the tMEDS, the Amortizing Notes and the Purchase Contracts.
5.5	Opinion of Goodmans as to certain matters under the laws of British Columbia, Canada, with respect to the 2019 Notes.
5.6	Opinion of Lackowicz & Hoffman LLP as to certain matters under the laws of Yukon, Canada, with respect to the 2019 Notes.
10.1	Fourth Amendment to the Credit Agreement dated May 11, 2012 by and among the Company, JPMorgan Chase Bank, N.A., as Administrative Agent and the lenders party thereto.
23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 and in Exhibit 5.2 hereof).
23.2	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.3 hereof).
23.3	Consent of Goodmans (included in Exhibit 5.4 and in Exhibit 5.5 hereof).
23.4	Consent of Lackowicz & Hoffman LLP (included in Exhibit 5.6 hereof).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMPSON CREEK METALS COMPANY INC.

	By:	/s/ Wendy Cassity
Date: May 11, 2012	Name:	Wendy Cassity
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
1.1

Underwriting Agreement dated May 8, 2012 between the Company and J.P. Morgan Securities LLC, as representative of the several underwriters named in the agreement, pertaining to the offer and sale of 2019 Notes.

1.2

Underwriting Agreement dated May 7, 2012 between the Company and J.P. Morgan Securities LLC, as representative of the several underwriters named in the agreement, pertaining to the offer and sale of tMEDS.

4.1	Indenture dated May 11, 2012 between the Company and Wells Fargo Bank, National Association, as trustee.
4.2	First Supplemental Indenture dated May 11, 2012 among the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee.
4.3	Second Supplemental Indenture dated May 11, 2012 among the Company, the Guarantors, Wells Fargo Bank, National Association, as U.S. Trustee, and Valiant Trust Company, as Canadian trustee.
4.4	Third Supplemental Indenture dated May 11, 2012 among the Company, Wells Fargo Bank, National Association, as U.S. trustee, and Valiant Trust Company, as Canadian trustee.
4.5

Purchase Contract Agreement dated May 11, 2012 among the Company, Wells Fargo Bank, as U.S. trustee, Valiant Trust Company, as Canadian trustee, and Wells Fargo Bank, National Association, as purchase contract agent and attorney-in-fact for the purchase contracts.

4.6	Form of Amortizing Note (included in Exhibit 4.4 hereof).
4.7	Form of Purchase Contract (included as Exhibit B in Exhibit 4.5 hereof).
4.8	Form of tMEDS (included as Exhibit A in Exhibit 4.5 hereof).
4.9	Form of Global 2019 Note (included in Exhibit 4.3 hereof).
5.1	Opinion of Gibson, Dunn & Crutcher LLP as to the validity of the tMEDS, the Amortizing Notes and the Purchase Contracts.
5.2	Opinion of Gibson, Dunn & Crutcher LLP as to the validity of the 2019 Notes.
5.3	Opinion of Brownstein Hyatt Farber Schreck, LLP as to certain matters under Nevada law, with respect to the 2019 Notes.
5.4	Opinion of Goodmans as to certain matters under the laws of British Columbia, Canada, with respect to the tMEDS, the Amortizing Notes and the Purchase Contracts.
5.5	Opinion of Goodmans as to certain matters under the laws of British Columbia, Canada, with respect to the 2019 Notes.
5.6	Opinion of Lackowicz & Hoffman LLP as to certain matters under the laws of Yukon, Canada, with respect to the 2019 Notes.
10.1	Fourth Amendment to the Credit Agreement dated May 11, 2012 by and among the Company, JPMorgan Chase Bank, N.A., as Administrative Agent and the lenders party thereto.
23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 and in Exhibit 5.2 hereof).
23.2	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.3 hereof).
23.3	Consent of Goodmans (included in Exhibit 5.4 and in Exhibit 5.5 hereof).
23.4	Consent of Lackowicz & Hoffman LLP (included in Exhibit 5.6 hereof).